                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   December 15, 1997
                                                --------------------------------

                               NetVantage, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-25992                     95-4324525
--------------------------------------------------------------------------------
(State or other Jurisdiction       (Commission                (IRS Employer
     of Incorporation              File Number)              Identification No.)


201 Continental Blvd., Suite 201, El Segundo, CA                 90245
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (310) 726-4130
                                                  ------------------------------

                                      N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN RESISTRANT'S CERTIFYING ACCOUNTANT

          Effective December 15, 1997, the Registrant engaged KPMG Peat Marwick LLP to examine the Registrant's financial statements at December 31, 1997 and for the year then ended in place of Price Waterhouse LLP. This decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Board of Directors.

          During the two fiscal years ended December 31, 1996 and the subsequent interim period through December 15, 1997, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, Price Waterhouse LLP's last two years reports did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, scope or accounting principles except that the Price Waterhouse LLP opinion for the year ended December 31, 1995 contained a modification as to uncertainty regarding the Company's ability to continue as a going concern.

          In addition, during the two fiscal years ended December 31, 1996 and the subsequent interim period through December 15, 1997, Price Waterhouse LLP never advised the Registrant of any reportable events as defined in paragraphs
(A) through (D) of Regulations S-K, Item 304(a)(1)(v).   The Registrant engaged
KMPG Peat Marwick LLP as its new independent accountants as of December 15, 1997. During the two most recent fiscal years and through December 15, 1997, the Registrant has not consulted with KPMG Peat Marwick LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that KPMG Peat Marwick LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

          A copy of this Report on Form 8-K has been furnished to Price Waterhouse LLP. The Registrant requested that Price Waterhouse LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Price Waterhouse LLP agrees with the statements made by the Registrant. This letter is attached as Exhibit 16.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (C)Exhibits:

          Exhibit 16.  Letter re:  Change in Certifying Accountant.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 1997         By: /s/ STEPHEN R. RIZZONE
                                   --------------------------------------
                                   Stephen R. Rizzone
                                   President, Chief Executive Officer and
                                   Chairman of the Board